UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   October 23, 2003
(Date of Earliest Event Reported)

HUMANA INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State of Incorporation)	1-5975 (Commission File Number)	61-0647538 (I.R.S. Employer Tax Identification No.)

500 West Main Street
Louisville, KY 40202
(Address of principal executive offices, including zip code)

(502) 580-1000
(Registrant's telephone number, including area code)

Item 5.  Other Events.

        On October 23, 2003, Humana Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, concerning the settlement of litigation in Cincinnati, Ohio.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.
BY: /s/ Arthur P. Hipwell Arthur P. Hipwell Senior Vice President and General Counsel

Date:    October 23, 2003

INDEX TO EXHIBITS

Number                                         Description

    99                    Press Release, dated October 23, 2003, issued by the Company